EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock, par value $0.01 per share, of WildHorse Resource Development Corporation and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 5, 2018.

EIGF AGGREGATOR LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

TE DRILLING AGGREGATOR LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

AURORA C-I HOLDING L.P.
By: Aurora Holding GP LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR ENERGY INCOME AND GROWTH FUND I L.P.
By: KKR Associates EIGF L.P., its general partner
By: KKR EIGF LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR ASSOCIATES EIGF L.P.
By: KKR EIGF LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR EIGF LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR ENERGY INCOME AND GROWTH FUND I-TE L.P.
By: KKR Associates EIGF TE L.P., its general partner
By: KKR EIGF LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR ASSOCIATES EIGF TE L.P.
By: KKR EIGF LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

AURORA HOLDING GP LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR UPSTREAM ASSOCIATES LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR FUND HOLDINGS L.P.
By: KKR Group Holdings L.P., its general partner
By: KKR Group Limited, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Director

KKR UPSTREAM LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Authorized Signatory

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Director

KKR GROUP HOLDINGS L.P.
By: KKR Group Limited, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Director

KKR GROUP LIMITED

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Director

KKR & CO. L.P.
By: KKR Management LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact